                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               Amendment No. 1 to

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



      Date of report (Date of earliest event reported): September 30, 2002


                         ------------------------------


                                MORO CORPORATION
             (Exact name of registrant as specified in its charter)

                         ------------------------------


 Delaware                           0-28628                      51-0338736
(State or other                (Commission Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)

                             Bala Pointe, Suite 240
                           111 Presidential Boulevard
                         Bala Cynwyd, Pennsylvania 19004
               (Address of Principal Executive Offices)(Zip Code)

                                 (610) 667-9050
              (Registrant's telephone number, including area code)

     The Company hereby amends Item 7 of the Current Report to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Business Acquired

     (1) Report of the Independent Auditors

         Balance Sheets as of December 31, 2001 and 2000.

         Statements of Income for the years ended December 31, 2001 and 2000.

         Statements of Stockholder's equity for the years ended December 31, 2001 and 2000.

         Statements of Cash Flows for the years ended December 31, 2001 and 2000.

         Notes to Financial Statements.

     (2) Unaudited Financial Statements:

         Balance Sheets as of September 30, 2002.

         Statements of Income for the nine months ended September 30, 2002 and 2001.

         Statements of Stockholder's equity for the nine months ended September 30, 2002.

         Statements of Cash Flows for the nine months ended September 30, 2002 and 2001.

         Selected Notes to Financial Statements.

     (b) Pro Forma Financial Information

         Pro Forma Consolidated Balance Sheet as of September 30, 2002 (Unaudited).

         Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2002 (Unaudited).

         Pro Forma Notes to Consolidated Financial Statements (Unaudited).

     (c) Exhibits

     2.1** Asset Purchase Agreement dated July 31, 2002 by and among Moro/Rado Acquisition Corp., Rado Enterprises, Inc. and Antonio D. Rado.

     23.1   Consent of Lewis, Danzig & Company, P.C.

----------
**Previously filed.

                              RADO ENTERPRISES, INC

                              FINANCIAL STATEMENTS

                 For the Year Ended December 31, 2001 and 2000

                               TABLE OF CONTENTS

                                                                        Page No.

INDEPENDENT AUDITOR'S REPORT                                               1

FINANCIAL STATEMENTS

    Balance Sheets                                                         2-3

    Statements of Income                                                   4

    Statements of Changes in Stockholders' Equity                          5-6

    Statements of Cash Flows                                               7-8

    Notes to Financial Statements                                          9-17

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders of
Rado Enterprises, Inc.
Bloomsburg, PA

We have audited the balance sheet of Rado Enterprises, Inc. (a Pennsylvania corporation) as of December 31, 2001, and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility, of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Rado Enterprises, Inc. as of December 31, 2000, were audited by other auditors whose report dated February 16, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the financial position of Rado Enterprises, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




                                              /s/ Lewis, Danzig & Company, P.C.
                                             -----------------------------------


Bloomsburg, Pennsylvania
January 24, 2002

                             RADO ENTERPRISES, INC.
                                 Balance Sheets
                           December 31, 2001 and 2000

                                                                           2001                   2000
                                     ASSETS

Current Assets

Cash and Cash Equivalents                                                   1,167,240               1,293,361
Investments in Marketable Securities                                        1,254,677               1,286,735
Accounts Receivable                                                         1,742,969               2,828,756
Due From Stockholder                                                          133,198                  90,000
Inventory                                                                     127,924                 166,564
Costs & Estimated Earnings in Excess
 of Billings on Uncompleted Contracts                                         522,749                 441,357
Deferred Taxes                                                                171,628                  51,900
Prepaid Taxes                                                                 203,482                       0
Prepaid Expenses                                                                6,147                   6,090
                                                                     -----------------      ------------------
  Total Current Assets                                                      5,330,014               6,164,763
                                                                     -----------------      ------------------

Fixed Assets

Leasehold Improvements                                                        220,092                 200,727
Machinery & Equipment                                                         373,987                 813,521
Transportation Equipment                                                      634,794               1,018,642
Office Furniture & Fixtures                                                   228,207                 526,747
Less: Accumulated Depreciation                                               (753,319)             (1,703,108)
                                                                     -----------------      ------------------
  Net Fixed Assets                                                            703,762                 856,529
                                                                     -----------------      ------------------

Other Assets

Cash Value of Life Insurance                                                   96,722                  86,595
                                                                     -----------------      ------------------
  Total Other Assets                                                           96,722                  86,595
                                                                     -----------------      ------------------

  Total Assets                                                              6,130,498               7,107,887
                                                                     =================      ==================


      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                                 Balance Sheets
                           December 31, 2001 and 2000


                                                                            2001                  2000

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Current Maturities of Long Term Debt                                           40,687                  23,029
Accounts Payable - Trade                                                      784,271               1,127,965
Billings in Excess of Costs & Estimated
 Earnings on Uncompleted Contracts                                            447,262               1,229,432
Taxes Withheld & Accrued                                                       13,922                  36,518
Accrued Expenses                                                              188,903                 166,691
Accrued Income Taxes                                                           60,206                 167,600
                                                                       ---------------      ------------------
  Total Current Liabilities                                                 1,535,251               2,751,235
                                                                       ---------------      ------------------

Long-Term Liabilities

Long-Term Debt, Net of Current Maturities                                      82,214                  64,468
                                                                       ---------------      ------------------
  Total Liabilities                                                         1,617,465               2,815,703
                                                                       ---------------      ------------------

Stockholders' Equity

Common Stock, par value $.01 per share;
  authorized 2,000,000 shares; issued and
  outstanding 1,794,385 shares                                                 17,944                  17,944
Preferred Stock, par value $100 per share; authorized
  $2,500 shares; issued 2,300 shares                                          230,000                 230,000
Additional paid-in capital                                                    130,938                 130,938
Retained Earnings                                                           4,622,558               4,250,320
Accumulated Other Comprehensive Loss
 Unrealized Loss on Marketable Securities                                    (228,407)                (77,018)
Less 2,300 Preferred Shares of Treasury Stock at Cost                        (260,000)               (260,000)
                                                                       ---------------      ------------------
  Total Stockholders' Equity                                                4,513,033               4,292,184
                                                                       ---------------      ------------------

  Total Liabilities and Stockholders' Equity                                6,130,498               7,107,887
                                                                       ===============      ==================




      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                              Statements of Income
                 For the Years Ended December 31, 2001 and 2000

                                                                            Percent                                Percent
                                                           2001               of                2000                 of
                                                                            Revenue                                Revenue

Revenue, Construction Contracts                            15,592,646             100.00         12,299,756              100.00

Direct Costs                                              (11,534,693)            (73.98)        (8,634,236)             (70.20)
                                                     -----------------  -----------------  -----------------   -----------------

Gross Profit Before Indirect Contract Costs                 4,057,953              26.02          3,665,520               29.80
                                                     -----------------  -----------------  -----------------   -----------------

Indirect Costs                                             (2,189,961)            (14.04)        (1,753,038)             (14.25)
                                                     -----------------  -----------------  -----------------   -----------------

Gross Profit                                                1,867,992              11.98          1,912,482               15.55

General & Administrative Expenses                          (1,319,261)             (8.46)          (888,642)              (7.22)
                                                     -----------------  -----------------  -----------------   -----------------

Income From Operations                                        548,731               3.52          1,023,840                8.32
                                                     -----------------  -----------------  -----------------   -----------------

OTHER INCOME (EXPENSE)
Interest & Dividends                                           87,729               0.56             69,316                0.56
Discounts Earned                                               14,360               0.09             27,401                0.22
Miscellaneous                                                     983               0.01              2,713                0.02
Sale of Fixed Assets                                          (51,464)             (0.33)              (426)              (0.00)
Gain on Sale of Marketable Securities                          12,493               0.08            143,542                1.17
Interest Expense                                               (6,454)             (0.04)           (19,971)              (0.16)
                                                     -----------------  -----------------  -----------------   -----------------
  Total Other Income/Expenses                                  57,647               0.37            222,575                1.81
                                                     -----------------  -----------------  -----------------   -----------------

INCOME BEFORE INCOME TAXES                                    606,378               3.89          1,246,415               10.13
                                                     -----------------  -----------------  -----------------   -----------------

PROVISION FOR INCOME TAXES
Current                                                       234,140               1.50            440,000                3.58
Deferred Tax (Benefit)                                              0               0.00             62,900                0.51
                                                     -----------------  -----------------  -----------------   -----------------
  Total Income Taxes                                          234,140               1.50            502,900                4.09
                                                     -----------------  -----------------  -----------------   -----------------

NET INCOME                                                    372,238               2.39            743,515                6.04
                                                     =================  =================  =================   =================


      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                  Statements of Changes in Stockholders' Equity
                 For the Years Ended December 31, 2001 and 2000

                                                                                                Accumulated
                                                                      Additional                  other
                                               Common    Preferred     paid-in     Retained   comprehensive   Treasury
                                               Stock       Stock       Capital     Earnings   income (loss)    Stock       Total

Balance, January 1, 2001                       17,944     230,000       130,938    4,250,320       (77,018)   (260,000)  4,292,184

Comprehensive Income (Loss)

Net Income                                                                           372,238                               372,238
Other Comprehensive Loss:
  Unrealized Losses on Marketable Securities
   arising during the current period, net of
   deferred income tax benefit of  $103,725                                                       (126,524)               (126,524)
  Less reclassification adjustment
   net of tax of $16,003                                                                           (24,865)                (24,865)
                                              -------  -----------  ------------  ----------- ------------- ----------- -----------

Other Comprehensive Income                                                                                                 220,849

Balance, December 31, 2001                     17,944     230,000       130,938    4,622,558      (228,407)   (260,000)  4,513,033
                                              =======  ===========  ============  =========== ============= =========== ===========




      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                  Statements of Changes in Stockholders' Equity
                 For the Years Ended December 31, 2001 and 2000


                                                                                               Accumulated
                                                                     Additional                   other
                                               Common   Preferred     paid-in     Retained    comprehensive   Treasury
                                               Stock      Stock       Capital     Earnings    income (loss)    Stock       Total

Balance, January 1, 2000                       17,944    230,000       130,938    3,506,805        (30,524)   (260,000)  3,595,163

Comprehensive Income (Loss)

Net Income                                                                          743,515                                743,515
Other Comprehensive Loss:
  Unrealized Losses on Marketable Securities
   arising during the current period, net of
   deferred income tax benefit of  $15,550                                                          38,798                  38,798
  Less reclassification adjustment,
   net of deferred income tax of $58,250                                                           (85,292)                (85,292)
                                               ------  ----------  ------------ ------------  ------------- ----------- -----------

Other Comprehensive Income                                                                                                 697,021

Balance, December 31, 2000                     17,944    230,000       130,938    4,250,320        (77,018)   (260,000)  4,292,184
                                               ======  ==========  ============ ============  ============= =========== ===========



      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                            Statements of Cash Flows
                 For the Years Ended December 31, 2001 and 2000

                                                                                2001                     2000
Increase (Decrease) in Cash and Cash Equivalents

Cash Flows from Operating Activities:
  Cash Received from Customers                                               15,814,871              13,443,519
  Payments to Suppliers and Employees                                       (15,178,136)            (10,390,894)
  Refunds (Payments) for Income Taxes                                          (545,016)                (76,680)
  Discounts Earned                                                               14,360                  27,401
  Miscellaneous Income                                                              983                   2,713
  Interest & Dividends                                                           87,729                  69,316
  Interest Paid                                                                  (6,454)                (19,971)
                                                                          --------------            ------------
    Net Cash Provided (Used) by Operating Activities                            188,337               3,055,404
                                                                          --------------            ------------

Cash Flows from Investing Activities:
  Purchase of Property & Equipment                                             (176,880)               (254,973)
  Purchase of Marketable Securities                                            (953,713)             (1,021,034)
  Proceeds From Sale of Property and Equipment                                   56,182                     100
  Proceeds From Sale & Maturities of Marketable Securities                      777,874               1,018,059
  Disbursements of Stockholder's Advance                                        (43,198)                      0
  Repayment of Stockholder's Advance                                                  0                  45,897
  Net Increase in Cash Value of Life Insurance                                  (10,127)                 (9,715)
                                                                          --------------            ------------
    Net Cash Provided (Used) by Investing Activities                           (349,862)               (221,666)
                                                                          --------------            ------------

Cash Flows from Financing Activities:
  Repayment of Line of Credit                                                         0              (1,758,000)
  Proceeds from Line of Credit                                                        0                 174,000
  Proceeds from Debt                                                             60,000                       0
  Repayment of Debt                                                             (24,596)                (12,503)
                                                                          --------------            ------------
     Net Cash Provided (Used) by Financing Activities                            35,404              (1,596,503)
                                                                          --------------            ------------

     Net Increase (Decrease) in Cash                                           (126,121)              1,237,235

Cash at Beginning of Period                                                   1,293,361                  56,126
                                                                          --------------            ------------

Cash at End of Period                                                         1,167,240               1,293,361
                                                                          ==============            ============



      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                            Statements of Cash Flows
                 For the Years Ended December 31, 2001 and 2000


                                                                                     2001                  2000


Cash Provided From Operating Activities:

Net Income                                                                          372,238              743,515

Adjustments to Reconcile Income to Net
Cash Provided (Used) by Operating Activities
      Depreciation                                                                  171,274              142,082
      Gain on Sale of Marketable Securities                                         (12,493)            (143,542)
      Sale of Fixed Assets                                                           51,464                  426
(Increase) Decrease In:
      Accounts Receivable                                                         1,085,787              464,359
      Costs & Estimated Earnings in Excess of Billings
        on Uncompleted Contracts                                                    (81,392)             (57,378)
      Prepaid Expenses                                                                  (57)             106,190
      Inventory                                                                      38,640               (4,111)
      Deferred Taxes                                                                      0               62,520
      Prepaid Income Taxes                                                         (203,482)             196,100
Increase (Decrease) In:
      Accounts Payable                                                             (343,694)             637,989
      Billings in Excess of Costs & Estimated Earnings
        on Uncompleted Contracts                                                   (782,170)             736,782
      Accrued Expenses                                                               22,212                5,475
      Accrued Income Taxes                                                         (107,394)             167,600
      Taxes Withheld & Accrued                                                      (22,596)              (2,603)
                                                                              --------------        -------------
Net Cash Provided (Used) by Operating Activities                                    188,337            3,055,404
                                                                              --------------        -------------



      See accompanying notes to financial statements and auditor's report.

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Rado Enterprises, Inc. (the Corporation) is presented to assist in understanding the Corporation's financial statements. The financial statements and notes are representations of the Corporation's management who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of Business

The Corporation is a mechanical contractor engaged in various plumbing, heating, ventilating and air conditioning projects for commercial, industrial and institutional buildings. The work is subcontracted directly from private companies as well as federal and state agencies in northeastern and central Pennsylvania. The Corporation performs its own prefabrication of piping and sheet metal ductwork. It grants credit to its customers in the normal course of business and generally does not require collateral.

Operating Cycle

The length of the Corporation's contracts varies but is typically between one to two years for its larger contracts. In accordance with normal practice in the construction industry, the Corporation includes asset and liability accounts relating to construction contracts in current assets and liabilities even when such amounts are realizable or payable over a period in excess of one year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.


Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Corporation considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenues and Cost Recognition

Revenues from construction contracts are recognized on the percentage-of-completion method, measured by the percentage of direct cost incurred to date to the estimated total direct cost for each contract. That method is used because management considers total direct cost to be the best available measure of progress on the contracts. Revenues from time and material contracts are recognized currently as the work is performed.

Contract costs include all direct material and labor costs. All other costs are expensed as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are first determined. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Marketable Securities

Marketable securities consist of debt and equity securities.

The Corporation has adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. This statement addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. Those investments are to be classified in three categories and accounted for as follows:

     o Debt securities that the enterprise has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and reported at amortized cost.


     o Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with the unrealized gains and losses included in earnings.

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     o Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with the unrealized gains and losses excluded from earnings and reported in a separate component of stockholders' equity.

Gains and losses are determined using the specific identification method when the securities are sold.

Inventory

Inventory, which consists of construction materials and supplies that have not been assigned and charged to specific contracts, is valued at the lower of cost, determined by the first-in, first-out method, or market.

Fixed Assets

Fixed assets are stated at cost. Repair and maintenance costs, which extend the useful life of an asset, are capitalized and routine repair and maintenance costs are expensed as incurred.

Depreciation is determined using the straight-line and accelerated methods based on the estimated useful lives of the assets.

Treasury Stock

Treasury stock is stated at cost.

Income Taxes

Income taxes are provided for the tax effects of transactions reports in the financial statements and consist of taxes currently due and deferred income taxes. Deferred income taxes are recognized principally for differences between the financial statement and income tax basis of marketable securities.

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000
NOTE 2 - CONCENTRATIONS

The Corporation has concentrated its credit risk for its bank demand deposits. The maximum loss that would have resulted from that risk totaled $997,587 and $1,405,349 at December 31, 2001 and 2000, respectively, and represents that deposit liabilities reported by the financial institution over the amounts that would have been covered by federal insurance.

Accounts receivable subjected the Corporation to concentration of credit risk because they are concentrated in the construction industry, which is subject to business cycle variations. This risk is reduced because of the large number of customers included in the Corporation's customer base.

A marketable securities concentration at December 31, 2001 resulted from $377,200 of stock in Southern Union Company.

NOTE 3 - MARKETABLE SECURITIES

The aggregate fair value of investments in debt and equity securities at December 31, 2001 and 2000 is as follows:


                                                        Gross         Gross
                                                      Unrealized    Unrealized     Estimated
                                         Cost           Gains         Losses       Fair Value
                                       -------------------------------------------------------
At December 31, 2001
Available for sale securities
   Corporate equity securities         1,602,660       191,024       588,577       1,205,107
   Obligations of states and
       political subdivisions             40,789         8,781                        49,570
                                       ---------       -------       -------       ---------
                                       1,643,449       199,805       588,577       1,254,677
                                       =========       =======       =======       =========


                                                        Gross         Gross
                                                      Unrealized    Unrealized     Estimated
                                         Cost           Gains         Losses       Fair Value
                                       -------------------------------------------------------
At December 31, 2000
Available for sale securities
   Corporate equity securities         1,309,892       191,024       335,156       1,165,760
   Obligations of states and
       political subdivisions            104,670        16,305                       120,975
                                       ---------       -------       -------       ---------
                                       1,414,562       207,329       335,156       1,286,735
                                       =========       =======       =======       =========

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 3 - MARKETABLE SECURITIES (Continued)

The fair value of the corporate equity securities is based upon quoted market prices; the fair value of debt securities is derived from broker information.

Gross unrealized gains (losses) for the years ended December 31, 2001 and 2000 were $(260,945) and $(88,814), respectively.

The cost and estimated fair value of available-for-sale debt securities at December 31, 2001 and 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                             2001                             2000
                                                 Estimated                       Estimated
                                         Cost    Fair Value             Cost     Fair Value
                                       --------------------          ----------------------
Due After:
    One through five years                  0          0               46,978      57,368
    Five through ten years             28,777     34,270               45,680      51,595
    After ten years                    12,012     15,300               12,012      12,012
                                       ------     ------              -------     -------
Total                                  40,789     49,570              104,670     120,975
                                       ======     ======              =======     =======



NOTE 4 - CONTRACT ANALYSIS


                                                  2001                         2000
                                                 ------                       ------
Contract costs                                 18,835,808                  23,115,589
Estimated earnings                              5,569,608                   6,670,171
                                              -----------                 -----------
                                               24,405,416                  29,785,760
Less: billings applicable thereto             (24,329,929)                (30,573,835)
                                              -----------                 -----------
                                                   75,487                    (788,075)
                                              ===========                 ===========
Included in the balance sheet as:
Costs and estimated earnings in excess
  of billings on uncompleted contracts            522,749                     441,357
Billings in excess of costs and estimated
  earnings on uncompleted contracts              (447,262)                 (1,229,432)
                                              -----------                 -----------

                                                   75,487                    (788,075)
                                              ===========                 ===========

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 5 - ACCOUNTS AND RETAINAGES RECEIVABLE

The following is a tabulation of the accounts and retainage receivable at December 31, 2001 and 2000:

                                                 2001               2000
                                                ------             -------

     Accounts Receivable                      1,132,718           2,578,001
     Retainage Receivable                       490,299             250,755
                                              ---------           ---------
         Total                                1,623,017           2,828,756
                                              =========           =========

NOTE 6 - LINE OF CREDIT

The Corporation has available a $2,000,000 unsecured line of credit expiring August 1, 2002, which requires interest at .8% below the New York prime rate. There was no outstanding balance at December 31, 2001 or 2000.

The line of credit is not collateralized or guaranteed by the officers or stockholders.

NOTE 7 - LONG-TERM DEBT

Long-term debt at December 31, 2001 consists of the following:

First Columbia Bank & Trust, 3.95% variable, Due 5/10/04
        $2,465 monthly, secured by vehicles.                        64,151

First Columbia Bank & Trust, 3.95% variable, Due 11/26/05
        $1,472 monthly, secured by vehicles.                        58,750

Less: Current Maturities                                           (40,687)
                                                                   -------
                                                                    82,214
                                                                   =======

The aggregate maturities of long-term debt are as follows:

             2002                           40,687
             2003                           43,530
             2004                           28,723
             2005                            9,961
                                           -------
                                           122,901
                                           =======

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 8 - RENT EXPENSE

The Corporation leases its office, warehouse and shop facilities from a related party, RAM Buildings, a partnership in which the Corporation's majority shareholder has a 50% interest. The lease is for a 15-year period and requires annual payments of $74,400. Total rent expense related to this facility for both years ended December 31, 2001 and 2000 was $74,400.

Various equipment is leased under a non-related party agreement. Total rent expense for all leases, including the related party lease, was $77,456 and $102,564 for the year ended December 31, 2001 and 2000, respectively.

The aggregate minimum rental commitments under all noncancellable leases at December 31, 2001 are as follows:

        Twelve months ending December 31,                  Amount
        ---------------------------------                  ------

                   2002                                    74,400
                   2003                                    37,200
                                                          -------

                     Total                                111,600
                                                          =======

NOTE 9 - EMPLOYEE BENEFIT PLAN


The Corporation maintains a money purchase plan which requires a defined contribution of 10% of wages, determined on an annual basis, for nonunion employees who qualify based on age and service requirements. During the year ended December 31, 2001 and 2000, $57,338 and $43,099, respectively was charged to expense under this plan.

The Corporation also maintains a retirement savings plan for all qualified nonunion employees who meet age and service requirements. The plan provides for contributions determined at the sole discretion of management, up to 15% of eligible wages determined on an annual basis. For the year ended December 31, 2001 and 2000, $71,006 and $42,748, respectively, was charged to expense under this plan.

The Corporation also pays amounts covering health and welfare and pension benefits to various multi-employer plans. A substantial portion of the union agreements was recently renewed through 2000 and beyond. During the periods ended December 31, 2001 and 2000, the Corporation contributed $1,163,931 and $693,645, respectively, to these multi-employer plans.

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000

NOTE 10 - PROVISION FOR INCOME TAXES

The provision for income taxes is as follows:

                                               2001             2000
                                              ------           ------

Current
     Federal                                 176,518           381,000
     State                                    57,622            59,000
                                             -------           -------
     Total Current                           234,140           440,000
                                             -------           -------
Deferred Tax (Benefit):
     Federal                                       0            (1,400)
     State                                         0            64,300
                                             -------           -------
     Total Deferred Tax (Benefit)                  0            62,900
                                             -------           -------

Total Income Taxes                           234,140           502,900
                                             =======           =======

NOTE 11 - FIXED ASSETS

Fully depreciated assets in the amount of $1,040,769 have been removed from the totals of the various classes of fixed assets and accumulated depreciation for a net effect of $0.

NOTE 12 - CONTINGENT ASSETS

The Corporation has been involved in an arbitration hearing regarding a written contract entered into to perform heating, ventilating and air conditioning on a previous project for Parkland School District. In December 2001, the Arbitrators' found for the Corporation with a net amount due to the Corporation of $1,289,596. As of the date of this report, the findings were being contested, with no money being received by the Corporation. The amount, with interest, will be recognized in income when received.

                             RADO ENTERPRISES, INC.
                         Notes to Financial Statements
                           December 31, 2001 and 2000


NOTE 13 - RELATED PARTY TRANSACTION

The Corporation sold certain bonds to the majority shareholder during the year ended December 31, 2001 and reported a gain on the sale in the amount of $1,395.

The Corporation also sold a corporate vehicle to the majority shareholder at the market value of $36,750. The Corporation financed the sale with a demand note receivable.

During the years ended December 31, 2001 and 2000, the Corporation advanced money to a related party, RAM Buildings, a partnership in which the Corporation's majority shareholder has a 50% interest. The note receivable accumulated interest at 9% and the balance at December 31, 2001 and 2000 was $0. The note was payable on demand. Interest received on the note for the years ended December 31, 2001 and 2000 was $12,476 and $8,769, respectively. The Corporation advanced $100,000 to RAM Buildings during January 2002. The note receivable bears interest at 9% and is payable on demand.

The Corporation holds a demand note receivable due from the majority shareholder. The balance at December 31, 2001 and 2000 was $133,198 and $90,000, respectively.

                             RADO ENTERPRISES, INC.

                              FINANCIAL STATEMENTS

                  For the Nine Months Ended September 30, 2002

                                TABLE OF CONTENTS

                                                                   Page No.


FINANCIAL STATEMENTS

         Balance Sheet                                               1-2
         Statement of Income                                         3

         Statement of Changes in Stockholders' Equity                4

            Statement of Cash Flows                                  5-6

         Notes to Financial Statements                               7-14

                             RADO ENTERPRISES, INC.
                                  Balance Sheet
                               September 30, 2002



                                     ASSETS

Current Assets

Cash and Cash Equivalents                                           1,217,039
Investments in Marketable Securities                                  878,676
Accounts Receivable                                                 2,945,891
Mortgage Receivable                                                   100,000
Due From Stockholder                                                  133,198
Inventory                                                             125,923
Costs & Estimated Earnings in Excess
 of Billings on Uncompleted Contracts                                 220,021
Deferred Taxes                                                        419,211
Prepaid Insurance                                                      36,391
Deposit on Plans                                                        6,099
                                                                 -------------
  Total Current Assets                                              6,082,449
                                                                 -------------

Fixed Assets

Leasehold Improvements                                                220,092
Machinery & Equipment                                                 414,701
Transportation Equipment                                              694,927
Office Furniture & Fixtures                                           229,696
Less: Accumulated Depreciation                                       (836,928)
                                                                 -------------
  Net Fixed Assets                                                    722,488
                                                                 -------------

Other Assets

Cash Value of Life Insurance                                          104,402
                                                                 -------------
  Total Other Assets                                                  104,402
                                                                 -------------

  Total Assets                                                      6,909,339
                                                                 =============

                             See accompanying notes.

                             RADO ENTERPRISES, INC.
                                  Balance Sheet
                               September 30, 2002



                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Demand Note Payable                                                     59,133
Accounts Payable - Trade                                             1,483,404
Billings in Excess of Costs & Estimated
 Earnings on Uncompleted Contracts                                     394,885
Accrued Payroll                                                         40,925
Taxes Withheld & Accrued                                                22,737
Accrued Income Taxes                                                   111,218
Accrued Union Welfare                                                   92,746
Accrued Profit Sharing                                                  87,179
                                                                   ------------
  Total Current Liabilities                                          2,292,227
                                                                   ------------

Stockholders' Equity

Common Stock, par value $.01 per share;
  authorized 2,000,000 shares; issued and
  outstanding 1,794,385 shares                                          17,944
Preferred Stock, par value $100 per share; authorized
  $2,500 shares; issued 2,300 shares                                   230,000
Additional paid-in capital                                             130,938
Retained Earnings                                                    5,043,035
Accumulated Other Comprehensive Loss
 Unrealized Loss on Marketable Securities                             (544,805)
Less 2,300 Preferred Shares of Treasury Stock at Cost                 (260,000)
                                                                   ------------
  Total Stockholders' Equity                                         4,617,112
                                                                   ------------

  Total Liabilities and Stockholders' Equity                         6,909,339
                                                                   ============


                             See accompanying notes.

                             RADO ENTERPRISES, INC.
                               Statement of Income
                  For the Nine Months Ended September 30, 2002

                                                                                        Percent
                                                                                          of
                                                                                        Revenue



Revenue, Construction Contracts                                      9,641,614             100.00

Direct Costs                                                        (6,995,401)            (72.55)
                                                              -----------------  -----------------

Gross Profit Before Indirect Contract Costs                          2,646,213              27.45
                                                              -----------------  -----------------

Indirect Costs                                                      (1,453,348)            (15.07)
                                                              -----------------  -----------------

Gross Profit                                                         1,192,865              12.37

General & Administrative Expenses                                     (567,450)             (5.89)
                                                              -----------------  -----------------

Income From Operations                                                 625,415               6.49
                                                              -----------------  -----------------

OTHER INCOME/EXPENSES
Interest & Dividends                                                    33,796               0.35
Discounts Earned                                                        10,109               0.10
Gain on Sale of Marketable Securities                                   51,777               0.54
Miscellaneous Income                                                        31               0.00
Interest Expense                                                       (13,333)             (0.14)
                                                              -----------------  -----------------
  Total Other Income/Expenses                                           82,380               0.85
                                                              -----------------  -----------------

INCOME BEFORE INCOME TAXES                                             707,795               7.34
                                                              -----------------  -----------------

PROVISION FOR INCOME TAXES
Federal                                                                216,609               2.25
State                                                                   70,709               0.73
                                                              -----------------  -----------------
  Total Income Taxes                                                   287,318               2.98
                                                              -----------------  -----------------

NET INCOME                                                             420,477               4.36
                                                              =================  =================



                             See accompanying notes.

                             RADO ENTERPRISES, INC.
                  Statement of Changes in Stockholders' Equity
                  For the Nine Months Ended September 30, 2002

                                                                                               Accumulated
                                                                    Additional                    other
                                                Common   Preferred   paid-in      Retained    comprehensive   Treasury
                                                Stock      Stock     Capital      Earnings    income (loss)    Stock       Total

Balance, January 1, 2002                        17,944   230,000     130,938     4,622,558       (228,407)   (260,000)  4,513,033

Comprehensive Income (Loss)

Net Income                                                                         420,477                                420,477
Other Comprehensive Loss:
  Unrealized Losses on Marketable Securities
   arising during the current period, net of
   deferred income tax benefit of  $248,139                                                      (317,231)               (317,231)
  Less reclassification adjustment
   net of tax of $556                                                                                 833                     833
                                               -------- ---------  ----------  ------------  ------------- ----------- -----------

Other Comprehensive Income (Loss)                                                                                         104,079

Balance, September 30, 2002                     17,944   230,000     130,938     5,043,035       (544,805)   (260,000)  4,617,112
                                               ======== =========  ==========  ============  ============= =========== ===========

                             See accompanying notes.

                             RADO ENTERPRISES, INC.
                             Statement of Cash Flows
                  For the Nine Months Ended September 30, 2002




Increase (Decrease) in Cash and Cash Equivalents

Cash Flows from Operating Activities:
  Cash Received from Customers                                        8,689,043
  Payments to Suppliers and Employees                                (8,227,036)
  Refunds (Payments) for Income Taxes                                   (32,824)
  Discounts Earned                                                       10,109
  Interest & Dividends                                                   33,796
  Interest Paid                                                         (13,333)
  Miscellaneous Income                                                       31
                                                                   -------------
    Net Cash Provided (Used) by Operating Activities                    459,786
                                                                   -------------

Cash Flows from Investing Activities:
  Purchase of Property & Equipment                                     (102,335)
  Purchase of Marketable Securities                                    (303,130)
  Proceeds From Sale & Maturities of Marketable Securities              166,926
  Mortgage Receivable                                                  (100,000)
  Net Increase in Cash Value of Life Insurance                           (7,680)
                                                                   -------------
    Net Cash Provided (Used) by Investing Activities                   (346,219)
                                                                   -------------

Cash Flows from Financing Activities:
  Proceeds from Demand Note Payable                                      59,133
  Repayment of Debt                                                    (122,901)
                                                                   -------------
     Net Cash Provided (Used) by Financing Activities                   (63,768)
                                                                   -------------

     Net Increase (Decrease) in Cash                                     49,799

Cash at Beginning of Period                                           1,167,240
                                                                   -------------

Cash at End of Period                                                 1,217,039
                                                                   =============


                             See accompanying notes.

                             RADO ENTERPRISES, INC.
                             Statement of Cash Flows
                  For the Nine Months Ended September 30, 2002





  Cash Provided From Operating Activities:

   Net Income                                                           420,477

Adjustments to Reconcile Income to Net
  Cash Provided (Used) by Operating Activities
      Depreciation                                                       83,609
      Gain on Sale of Marketable Securities                             (51,777)
    (Increase) Decrease In:
      Accounts Receivable                                            (1,202,922)
      Costs & Estimated Earnings in Excess of Billings
       on Uncompleted Contracts                                         302,728
      Prepaid Expenses                                                  (36,342)
      Inventory                                                           2,001
      Prepaid Income Taxes                                              203,482
    Increase (Decrease) In:
      Accounts Payable                                                  699,133
      Billings in Excess of Costs & Estimated Earnings
       on Uncompleted Contracts                                         (52,377)
      Accrued Expenses                                                   31,947
      Accrued Income Taxes                                               51,012
      Taxes Withheld & Accrued                                            8,815
                                                                   -------------
    Net Cash Provided (Used) by Operating Activities                    459,786
                                                                   -------------

                             See accompanying notes.

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Rado Enterprises, Inc. (the Corporation) is presented to assist in understanding the Corporation's financial statements. The financial statements and notes are representations of the Corporation's management who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of Business

The Corporation is a mechanical contractor engaged in various plumbing, heating, ventilating and air conditioning projects for commercial, industrial and institutional buildings. The work is subcontracted directly from private companies as well as federal and state agencies in northeastern and central Pennsylvania. The Corporation performs its own prefabrication of piping and sheet metal ductwork. It grants credit to its customers in the normal course of business and generally does not require collateral.

Operating Cycle

The length of the Corporation's contracts varies but is typically between one to two years for its larger contracts. In accordance with normal practice in the construction industry, the Corporation includes asset and liability accounts relating to construction contracts in current assets and liabilities even when such amounts are realizable or payable over a period in excess of one year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Corporation considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenues and Cost Recognition

Revenues from construction contracts are recognized on the percentage-of-completion method, measured by the percentage of direct cost incurred to date to the estimated total direct cost for each contract. That method is used because management considers total direct cost to be the best available measure of progress on the contracts. Revenues from time and material contracts are recognized currently as the work is performed.

Contract costs include all direct material and labor costs. All other costs are expensed as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are first determined. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Marketable Securities

Marketable securities consist of debt and equity securities.

The Corporation has adopted Statement of Financial Accounting Standards No.115, Accounting for Certain Investments in Debt and Equity Securities. This statement addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. Those investments are to be classified in three categories and accounted for as follows:

     o Debt securities that the enterprise has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and reported at amortized cost.

     o Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with the unrealized gains and losses included in earnings.

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     o Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with the unrealized gains and losses excluded from earnings and reported in a separate component of stockholders' equity.

     Gains and losses are determined using the specific identification method when the securities are sold.

Inventory

Inventory, which consists of construction materials and supplies that have not been assigned and charged to specific contracts, is valued at the lower of cost, determined by the first-in, first-out method, or market.

Fixed Assets

Fixed assets are stated at cost. Repair and maintenance costs, which extend the useful life of an asset, are capitalized and routine repair and maintenance costs are expensed as incurred.

Depreciation is determined using the straight-line and accelerated methods based on the estimated useful lives of the assets.

Treasury Stock

Treasury stock is stated at cost.

Income Taxes

Income taxes are provided for the tax effects of transactions reports in the financial statements and consist of taxes currently due and deferred income taxes. Deferred income taxes are recognized principally for differences between the financial statement and income tax basis of marketable securities.

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 2 - CONCENTRATIONS

The Corporation has concentrated its credit risk for its bank demand deposits. The maximum loss that would have resulted from that risk totaled $1,095,015 at September 30, 2002, and represents the deposit liabilities reported by the financial institution over the amounts that would have been covered by federal insurance.

Accounts receivable subjected the Corporation to concentration of credit risk because they are concentrated in the construction industry, which is subject to business cycle variations. This risk is reduced because of the large number of customers included in the Corporation's customer base.

A marketable securities concentration at September 30, 2002 resulted from $350,000 of stock in Southern Union Company.

NOTE 3 - MARKETABLE SECURITIES

The aggregate fair value of investments in debt and equity securities at September 30, 2002 is as follows:

                                                               Gross              Gross
                                                              Unrealized        Unrealized         Estimated
                                                 Cost           Gains             Losses           Fair Value
                                              ---------------------------------------------------------------
Available-for-sale securities
  Corporate equity securities                 1,790,645         191,024          1,152,558           829,111
Obligations of states and
         political subdivisions                  40,789           8,781                               49,570
                                              ---------         -------          ---------           -------
                                              1,831,434         199,805          1,152,558           878,681
                                              =========         =======          =========           =======

The fair value of the corporate equity securities is based upon quoted market prices; the fair value of debt securities is derived from broker information.

Gross unrealized gains (losses) for the nine months ended September 30, 2002 was $(563,981).

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 3 - MARKETABLE SECURITIES (Continued)

The cost and estimated fair value of available-for-sale debt securities at September 30, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            2002
                                                                 Estimated
                                                     Cost        Fair Value
                                                     ----------------------

Due After:
         One through five years                           0             0
         Five through ten years                      28,777        34,270
         After ten years                             12,012        15,300
                                                     ------        ------
Total                                                40,789        49,570
                                                     ======        ======

NOTE 4 - CONTRACT ANALYSIS
                                                                  2002

Contract costs                                                 16,815,882
Estimated earnings                                              4,648,867
                                                              -----------
                                                               21,464,749
Less: billings applicable thereto                             (21,639,613)
                                                              -----------

                                                                 (174,864)
                                                              ===========
Included in the balance sheet as:
Costs and estimated earnings in excess
 of billings on uncompleted contracts                             220,021
Billings in excess of costs and estimated
 earnings on uncompleted contracts                               (394,885)
                                                              -----------

                                                                 (174,864)
                                                              ===========

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 5 - ACCOUNTS AND RETAINAGES RECEIVABLE

The following is a tabulation of the accounts and retainage receivable:

                                                            2002

                  Accounts Receivable                   2,063,888
                  Retainage Receivable                    882,003
                                                        ---------
                        Total                           2,945,891
                                                        =========
NOTE 6 - LINE OF CREDIT

The Corporation has available a $2,000,000 unsecured line of credit expiring August 1, 2003, which requires interest at .8% below the New York prime rate. There was no outstanding balance at September 30, 2002.

The line of credit is not collateralized or guaranteed by the officers or stockholders.

NOTE 7 - DEMAND NOTE PAYABLE

The Corporation has a demand note payable, which bears interest at .8% below the New York prime rate. The outstanding balance at September 30, 2002 was $59,133 and the interest rate was 3.95%.

NOTE 8 - RENT EXPENSE

The Corporation leases its office, warehouse and shop facilities from a related party, RAM Buildings, a partnership in which the Corporation's majority shareholder has a 50% interest. The lease is for a 15-year period and requires annual payments of $74,400. Total rent expense related to this facility for the nine months ended September 30, 2002 was $55,800.

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 9 - EMPLOYEE BENEFIT PLAN

The Corporation maintains a money purchase plan which requires a defined contribution of 10% of wages, determined on an annual basis, for nonunion employees who qualify based on age and service requirements. During the nine months ended September 30, 2002, $41,789 was charged to expense under this plan, which was reduced by an excess contribution from 2001 of $9,185, for a net expense of $32,604.

The Corporation also maintains a retirement savings plan for all qualified nonunion employees who meet age and service requirements. The plan provides for contributions determined at the sole discretion of management, up to 15% of eligible wages determined on an annual basis. During the nine months ended September 30, 2002, $45,390 was charged to expense under this plan.

The Corporation also pays amounts covering health and welfare and pension benefits to various multi-employer plans. A substantial portion of the union agreements was recently renewed through 2000 and beyond. During the period ended September 30, 2002, the Corporation contributed $649,514 to these multi-employer plans.

NOTE 10 - FIXED ASSETS

Fully depreciated assets in the amount of $1,040,769 have been removed from the totals of the various classes of fixed assets and accumulated depreciation for a net effect of $0.

NOTE 11 - CONTINGENT ASSETS

The Corporation has been involved in an arbitration hearing regarding a written contract entered into to perform heating, ventilating and air conditioning on a previous project for Parkland School District. In December 2001, the Arbitrators' found for the Corporation with a net amount due to the Corporation of $1,289,596. As of the date of this report, the findings were being contested, with no money being received by the Corporation. The amount, with interest, will be recognized in income when received.

NOTE 12 - CONTINGENT LIABILITIES

The Corporation maintains agreements with several unions regarding health and welfare and pension benefits. If the Corporation were to withdraw from any of these agreements, they would be subject to a withdrawal liability. The amount of the liability is undetermined at this time and therefore has not been accrued in the financial statements.

                             RADO ENTERPRISES, INC.
                          Notes to Financial Statements
                               September 30, 2002


NOTE 13 - RELATED PARTY TRANSACTION

During the nine months ended September 30, 2002, the Corporation advanced money to a related party, RAM Buildings, a partnership in which the Corporation's majority shareholder has a 50% interest. The note receivable accumulated interest at 9% and the balance at September 30, 2002 was $100,000. The note is payable on demand. Interest received on the note for the nine months ended September 30, 2002 was $6,050.

The Corporation holds a demand note receivable due from the majority shareholder. The balance at September 30, 2002 was $133,198.

NOTE 14 - SUBSEQUENT EVENT

On October 1, 2002, the Corporation entered into an asset sales agreement with Moro Corporation.

Unaudited Pro Forma Consolidated Financial Statements

The Company entered into an Asset Purchase Agreement dated July 31, 2002 to purchase substantially all of the operating assets and assume certain liabilities of Rado Enterprises, Inc. a mechanical contractor and fabricator of sheet metal and process piping, as of a closing date that was originally scheduled for August 27, 2002. In accordance with the provisions of the Asset Purchase Agreement both parties extended the closing date until the close of business on September 30, 2002. Therefore, the effective date of the transaction was October 1, 2002.

We are providing the following unaudited pro forma consolidated financial statements to give you a better picture of what the results of operations and financial position of Moro Corporation might have been had the acquisition of Rado Enterprises, Inc. been completed at an earlier date. The unaudited preliminary pro forma consolidated statement of income for the nine months ended September 30, 2002 gives effect to the acquisition as if it had been completed on January 1, 2002. The unaudited pro forma consolidated balance sheet as of September 30, 2002 gives effect to the acquisition as if it had been completed on that date.

Moro Corporation's acquisition of Rado Enterprises, Inc. will be accounted for using the purchase method of accounting, as prescribed by SFAS No. 141, "Business Combinations." Accordingly, the purchase price will be allocated to the estimated fair value of identifiable net assets acquired. Any excess purchase price remaining after this allocation will be accounted for as goodwill, which will not be amortized.

We have prepared these unaudited pro forma consolidated financial statements based on available information, using assumptions that Moro Corporation's management believes are reasonable. These unaudited pro forma consolidated financial statements are being provided for informational purposes only. It does not purport to represent Moro Corporation's actual financial position had the acquisition occurred on the date specified nor does it project Moro Corporation's results of operations or financial position for any future period or date.

The unaudited pro forma consolidated statements of income do not reflect any adjustments for nonrecurring items or operating synergies arising as a result of the acquisition. Pro forma adjustments are based on certain assumptions and other information that are subject to change as additional information becomes available. Accordingly, the adjustments included in Moro Corporation's financial statements published after the acquisition will vary from the adjustments included in the unaudited pro forma consolidated financial statements included herein.

The unaudited pro forma consolidated financial statements should be read in conjunction with Moro Corporation's and Rado Corporation's audited and unaudited historical financial statements and related notes included elsewhere in this Form 8-K or in Moro Corporation's Annual Report on Form 10-KSB or applicable Quarterly Report on Form 10-QSB.

                                Moro Corporation
                 Unaudited Pro Forma Consolidated Balance Sheet
                               September 30, 2002

                                     ASSETS

                                                                Rado
                                        Moro                 Enterprises,
                                     Corporation (1)           Inc. (2)        Adjustments      Consolidated
                                     -------------           ------------      -----------      ------------
Current assets                          $3,659,330             $2,986,252      $   727,000 (2a)   $7,372,582
Property and equipment, net                391,157                474,142          245,641 (2b)    1,110,940
Other assets                                 5,593                 36,391                -            41,984
Goodwill                                         -                      -          334,959           334,959
Covenant not to compete                          -                      -           25,000 (2c)       25,000
                                     -------------           ------------      -----------      ------------
                                        $4,056,080             $3,496,785       $1,332,600        $8,885,465
                                     =============           ============      ===========      ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                     $2,305,965             $1,692,580      $ 1,399,205 (2d)   $5,397,750
Long term liabilities                      213,603                      -        1,437,600 (2e)    1,651,203
Stockholders' equity                     1,536,512              1,804,205       (1,504,205)(2f)    1,836,512
                                     -------------           ------------      -----------      ------------
                                        $4,056,080             $3,496,785       $1,332,600        $8,885,465
                                     =============           ============      ===========      ============


(1) Amounts were derived from historical financial statements of Moro Corporation at September 30, 2002.

(2) Amounts represent the actual purchased assets and assumed liabilities per the asset purchase agreement.





The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

                                Moro Corporation
                Unaudited Pro Forma Consolidated Income Statement
                      Nine Months Ended September 30, 2002


                                                                 Rado
                                          Moro               Enterprises,
                                      Corporation (3)            Inc. (4)      Adjustments        Consolidated
                                     -------------           ------------      -----------        ------------

Net sales                            $   8,608,577           $  9,641,613      $         -         $18,250,190
Cost of sales                           (6,744,620)            (8,448,749)               -         (15,193,369)
                                     -------------           ------------      -----------        ------------
Gross profit                             1,863,957              1,192,864                            3,056,821
S G & A                                 (1,257,565)              (567,450)         (28,194)(3a,b)   (1,853,209)
                                     -------------           ------------      -----------        ------------

Income from operations                     606,392                625,414          (28,194)          1,203,612
Interest income (expense)                  (62,932)                     -          (96,000)(3c)       (158,932)
                                     -------------           ------------      -----------        ------------

Income before income taxes                 543,460                625,414         (124,194)          1,044,680
Provision for income taxes                 220,000                253,872 (5)      (50,423)(3d)        423,449
                                     -------------           ------------      -----------        ------------
Net income                           $     323,460           $    371,542      $   (73,771)        $   621,231
                                     =============           ============      ===========        ============

Earnings per share
   Basic and diluted                          $.06                                                        $.10
                                              ====                                                        ====

Weighted average shares                  5,650,000                                 600,000           6,250,000
                                         =========                                 =======           =========




(3) Amounts were derived from historical financial statements of Moro Corporation for the nine month period ending September 30, 2002.

(4) Amounts were derived from historical financial statements of Rado Enterprises, Inc. for the nine month period ending September 30, 2002 adjusted to exclude interest and dividend income, gain on sale of marketable securities, interest expense and other non operating income/expense which were associated with net assets not purchased by Moro Corporation.

(5)  Reflects reduction of federal income taxes based on the statutory rate.


The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Financial Statements

1.  Basis of Presentation

The following summary of pro forma adjustments is based on available information and certain estimates and assumptions. Therefore, the actual adjustments will differ from the pro forma adjustments. Moro Corporation believes that such assumptions provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied.

Moro Corporation has accounted for the acquisition in accordance with the requirements of SFAS No. 141, "Business Combinations." Accordingly, Moro Corporation recognized certain intangible assets acquired separately from goodwill, which represents the excess of the purchase price over the estimated fair value of identifiable net assets acquired. In accordance with the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill will not be amortized.


2. Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet

     The un-audited pro forma consolidated Balance Sheet gives affect to the following transactions and events: (1) issuance of 600,000 shares of Moro Corporation common stock, par value $0.50 per share; (2) issuance of $650,000 10% convertible debentures due September 30, 2007. These debentures are subordinated to senior debt. All or a portion of the principal amount can be converted into common stock at a conversion price of $2.00 per share; (3) issuance of $200,000 6% note payable, payable in four equal semi-annual installments, which shall be due on the six, twelve, eighteen and twenty four month anniversaries of the Closing date (October 1, 2002); (4) issuance of a bank note payable of $350,000 due on September 30, 2007; (5) amount payable to Old Rado from New Rado relating to retainage receivables and costs and estimated earnings in excess of actual billings for the Cumberland project as of the closing balance sheet per the asset purchase agreement $882,003; (6) amount payable to Antonio D. Rado of $600,000 (non-interest bearing) due in $100,000 increments on each of the first, second, third, fourth, fifth and sixth anniversaries of the Closing Date (October 1, 2002). None of these amounts are contingent upon Antonio
     D. Rado continuing employment; (7) the allocation of the purchase price to the assets acquired and liabilities assumed based on a preliminary estimate of their respective fair values at the acquisition date of October 1, 2002.

         The estimated pro forma allocation of the purchase price is as follows:

         Purchase price                                                                         $2,359,605
         Fees and other direct costs associated with the acquisition                                50,000

         Total purchase price                                                                   $2,409,605

         Allocation to estimated fair value of net Rado Corporation identifiable net assets acquired:

         Accounts receivable                                                                    $2,640,108
         Inventory                                                                                 125,923
         Costs and estimated earnings in excess of
            billings on uncompleted contracts                                                      220,021
         Prepaid insurance                                                                          36,391
         Discount on non interest bearing note                                                      92,400
         Machinery and equipment                                                                   719,783
         Accounts payable                                                                       (1,236,598)
         Accrued liabilities                                                                       (61,097)
         Billings in excess of costs and estimated
            earnings of uncompleted contracts                                                     (394,885)
         Noncompetition agreements                                                                  25,000

         Fair value of net assets acquired                                                       2,074,646

         Goodwill                                                                                 $334,959
                                                                                                 =========

(a)      Includes cash remaining after the financing transaction of $727,000.

(b)      Represents fair value adjustment for fixed assets.

(c)      Represents fair value of non-compete agreements.

(d) Includes current portion of seller note ($100,000), term loan due bank ($70,000), seller signing bonus of ($100,000), certain estimated additional amounts due seller ($197,202), amounts payable to seller as certain accounts receivable are collected ($882,003) and accrued transaction costs ($50,000) for a total of ($1,399,205).

(e) Includes long-term portion of seller note ($100,000), term loan due bank ($280,000), and seller signing bonus ($407,600) and 10% convertible debentures ($650,000) for a total of ($1,437,600).

(f) The elimination of the common shareholders' equity accounts of Old Rado Enterprises, Inc. and the issuance of 600,000 shares of Moro Corporation common stock.

(g)      Contingent Consideration

         Upon the completion of the Cumberland Project and upon final determination of the actual Cumberland Project Profits and the Additional Cumberland Project Excess Profits under Section VI.E.2 of the Asset Purchase Agreement, New Rado shall pay to Old Rado an amount equal to eight-five percent (85%) of the Additional Cumberland Project Excess Profits (the "Cumberland Project Base Amount") and interest, if any required under Section VI.E.3 within two business days after the final determination of the Actual Cumberland Project Profits and the Additional Cumberland Project Excess Profits under Section VI. E. 2. At this time the outcome of this contingency amount is not determinable beyond a reasonable doubt and therefore any such contingent consideration shall be recorded when the above referenced matter is resolved and consideration is issued or becomes issuable.


3.       Adjustments to Unaudited Pro Forma Consolidated Statement of Income

(a) By adjusting Rado Enterprises, Inc. purchased property and equipment to its estimated fair value results in additional depreciation expense of $26,319.

(b) By recognizing an intangible asset for the covenants not to compete results in additional amortization expense of $1,875.

(c) Annual interest expenses on financing incurred in connection with the acquisition.

(d) Reduction of federal income taxes relating to expense adjustment based on the statutory rate.

                                    SIGNATURE

In accordance with the requirement of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MORO CORPORATION


                                               By: /s/ David W. Menard
                                                  ------------------------------
                                               David W. Menard
                                               Chief Executive Officer and
                                               Principal Financial Officer
Date: December 16, 2002

                                 Exhibit Index
                                 -------------

Exhibit
Number      Description
-------     -----------

2.1** Asset Purchase Agreement dated July 31, 2002 by and among Moro/Rado Acquisition Corp., Rado Enterprises, Inc. and Antonio D. Rado.

23.1        Consent of Lewis, Danzig & Company, P.C.

----------
**Previously filed.